SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

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                             Evergreen Equity Trust
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

        1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

        2) Aggregate number of securities to which transaction applies:
        -----------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        -----------------------------------------------------------------------

        4) Proposed maximum aggregate value of transaction:
        -----------------------------------------------------------------------

        5) Total fee paid:
        -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1) Amount Previously Paid:
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        2) Form, Schedule or Registration Statement No.:
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        3) Filing Party:
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        4) Date Filed:
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

Evergreen Investments


                            EVERGREEN BLUE CHIP FUND
                                 EVERGREEN FUND
                            EVERGREEN FOUNDATION FUND
                     EVERGREEN TAX STRATEGIC FOUNDATION FUND
                       200 Berkeley Street Boston MA 02116

                      IMPORTANT INFORMATION REGARDING YOUR
                        INVESTMENT IN THE EVERGREEN FUNDS

Dear Shareholder,

Several weeks ago we mailed proxy material to shareholders of each of the above Evergreen funds regarding the upcoming Special Meeting of Shareholders scheduled for Friday, April 1, 2005. At this time the Funds' records indicate that you have yet to give proxy voting instructions for the matters set forth on the proxy agenda. It is extremely important to represent your shares at the meeting no matter the size of your investment. At the Meetings, the Funds will be asking shareholders to vote on an agreement and plan of reorganization to allow each of the above-mentioned Funds to transfer all of its assets in a tax-free reorganization to a corresponding Evergreen fund. Please see the proxy material previously mailed to you for additional information.

We strongly encourage you to vote your shares today. Voting is easy. You may utilize one of the options below to ensure that your vote is promptly recorded in time for the Meeting:

1. Vote by Telephone . You may cast your vote by telephone by calling our toll-free proxy hotline at 800.780-7505. Our representatives are available to record your vote Monday through Saturday from 9:00 a.m. to 10:00 p.m. Eastern Time.
2. Vote Through the Internet . You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.
3. Vote by Mail . You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

                        YOUR PARTICIPATION IS IMPORTANT.
                               PLEASE VOTE TODAY!

If you have any questions relating to this Shareholder Meeting or voting your shares, you may call our proxy specialists toll-free at 800.780-7505 between the hours of 9:00 a.m. and 10:00 p.m. Monday through Saturday. You may also contact this number to request additional proxy materials. As the meeting date approaches, you may receive a call encouraging you to vote your shares in order to be represented at the Meeting.

Thank you for your time and consideration.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            EVERGREEN BLUE CHIP FUND
                       A series of Evergreen Equity Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2005


         The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Blue Chip Fund ("Blue Chip Fund"), a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the special meeting of shareholders of Blue Chip Fund to be held at 2:00 p.m., Eastern time on April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                       Date                 , 2005

                                       -----------------------------------

                                       -----------------------------------
                                       Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - -  - - - - - --



     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Growth and Income Fund ("Growth and Income Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Blue Chip Fund ("Blue Chip Fund") in exchange for shares of Growth and Income Fund; and (ii) assume the identified liabilities of Blue Chip Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                              ---- FOR        ---- AGAINST      ---- ABSTAIN


         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


                               ---- FOR        ---- AGAINST      ---- ABSTAIN

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                 EVERGREEN FUND
                       A series of Evergreen Equity Trust

                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2005


         The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Fund, a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the special meeting of shareholders of Evergreen Fund to be held at 2:00 p.m., Eastern time on April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                       Date                 , 2005

                                       ----------------------------------------

                                       ----------------------------------------
                                       Signature(s) and Title(s), if applicable

 - - - - - - - - -- - - - - - - - - - - - - - - - - - -  - - - - - -- - - - - -

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Growth and Income Fund ("Growth and Income Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Fund in exchange for shares of Growth and Income Fund; and (ii) assume the identified liabilities of Evergreen Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                                 ---- FOR        ---- AGAINST      ---- ABSTAIN


         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


                                 ---- FOR        ---- AGAINST      ---- ABSTAIN

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

          PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            EVERGREEN FOUNDATION FUND
                       A series of Evergreen Equity Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2005


         The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Foundation Fund ("Foundation Fund"), a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the special meeting of shareholders of Foundation Fund to be held at 2:00 p.m., Eastern time on April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                        Date                 , 2005

                                        -------------------------------------

                                        -------------------------------------
                                        Signature(s) and Title(s), if applicable

  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - --


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Balanced Fund ("Balanced Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Foundation Fund ("Foundation Fund") in exchange for shares of Balanced Fund; and (ii) assume the identified liabilities of Foundation Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                                 ---- FOR        ---- AGAINST      ---- ABSTAIN


         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


                                 ---- FOR        ---- AGAINST      ---- ABSTAIN

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

      - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                     EVERGREEN TAX STRATEGIC FOUNDATION FUND
                       A series of Evergreen Equity Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2005


         The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Tax Strategic Foundation Fund ("Tax Strategic Foundation Fund"), a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the special meeting of shareholders of Tax Strategic Foundation Fund to be held at 2:00 p.m., Eastern time on April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                      Date                 , 2005

                                      ----------------------------------------

                                      ----------------------------------------
                                       Signature(s) and Title(s), if applicable

 - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - -  - - - - - --


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Balanced Fund ("Balanced Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Tax Strategic Foundation Fund ("Tax Strategic Foundation Fund") in exchange for shares of Balanced Fund; and (ii) assume the identified liabilities of Tax Strategic Foundation Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                                 ---- FOR        ---- AGAINST      ---- ABSTAIN


         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


                                 ---- FOR        ---- AGAINST      ---- ABSTAIN